UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2013

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On October 3, 2013, Jarden Corporation (the “Company”) entered into Amendment No. 4 to its Credit Agreement (as defined below) (the “Credit Agreement Amendment”) amending certain provisions of the Credit Agreement, dated as of March 31, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the “Luxembourg Borrower,” Barclays Bank PLC, as administrative agent and collateral agent (the “Administrative Agent”), and the several lenders and letter of credit issuers from time to time party thereto (the “Lenders”). Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l. are wholly-owned direct or indirect subsidiaries of the Company.

The Credit Agreement Amendment was entered into in order to, among other things, (i) implement a facilities increase permitted under the Credit Agreement that increases the term loans outstanding thereunder in an aggregate principal amount equal to $750,000,000, comprised of an increase in respect of a new Tranche B-1 Term Loan Facility maturing on September 30, 2020, and (ii) amend, modify and/or supplement certain other agreements, obligations, covenants, representations and warranties of the parties under the Credit Agreement.

In connection with the execution of the Credit Agreement Amendment, each existing guarantor under the Credit Agreement and the Company consented to the terms of the Credit Agreement Amendment and agreed that the terms of the Credit Agreement Amendment shall not affect in any way their obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement (the “Consent”).

The foregoing summary description of the Credit Agreement Amendment and the Consent and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Consent, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference as though they were fully set forth herein.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 3, 2013, the Company completed the previously announced acquisition (the “Acquisition”) of Yankee Candle Investments LLC, a Delaware limited liability company (“Yankee Candle”) from a fund managed by Madison Dearborn Partners, LLC, a private equity firm, pursuant to the Unit Purchase Agreement, dated as of September 3, 2013 (the “Purchase Agreement”), by and among Yankee Candle Group LLC, a Delaware limited liability company, Yankee Candle, and certain other parties thereto. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of the equity interests of Yankee Candle for approximately $1.75 billion in cash, subject to certain post-closing adjustments including potential earnouts of up to $55 million. The Company financed the Acquisition with the proceeds from its recently completed common stock offering, proceeds from the aforementioned Credit Agreement facilities increase, and cash on hand.

The foregoing description of the Purchase Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreement, which was filed as

Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 4, 2013 and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Yankee Candle required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

2.1	Unit Purchase Agreement, dated as of September 3, 2013, by and among Yankee Candle Group LLC, Jarden Corporation, Yankee Candle Investments LLC and the other parties thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 4, 2013, and incorporated herein by reference).

10.1	Amendment No. 3 to Credit Agreement, dated as of September 3, 2013, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent.

10.2	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 3 to Credit Agreement.

10.3	Amendment No. 4 to Credit Agreement, dated as of October 3, 2013, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.4	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 4 to Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2013

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Amendment No. 3 to Credit Agreement, dated as of September 3, 2013, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent.

10.2	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 3 to Credit Agreement.

10.3	Amendment No. 4 to Credit Agreement, dated as of October 3, 2013, among Jarden Corporation, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l., and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, Barclays Bank PLC, as administrative agent and collateral agent, and each incremental lender identified on the signature pages thereto.

10.4	Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement relating to Amendment No. 4 to Credit Agreement.